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                                                                    EXHIBIT 23.1

                   CONSENT OF KPMG LLP, INDEPENDENT AUDITORS

The Board of Directors
Alcon, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP

Fort Worth, Texas
February 21, 2002